Notice of
ANNUAL MEETING OF STOCKHOLDERS
April 18, 1996
and
PROXY STATEMENT


KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri

KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 18, 1996


    The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held in the Company's Home Office, 3520 Broadway, Kansas City, Missouri, on April 18, 1996, at 9 a.m., for the following purposes:


            (1)     To elect five (5) directors for three (3) year terms.


            (2) To transact such other business as may properly come before the meeting.


    The close of business at 4:15 p.m., March 11, 1996, has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid return envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.





           /s/  C. John Malacarne                 /s/  W. E. Bixby
              Vice President, General Counsel      Vice Chairman of the Board
              and Secretary                        and President





March 27, 1996

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City, Missouri



PROXY STATEMENT


    The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the "Company"), for use in connection with the Annual Meeting of Stockholders on April 18, 1996, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are (1) to elect five directors for a term of three years, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting. However, if any other matters properly come before the meeting, or any adjournment or adjournments thereof, including procedural matters arising during the course thereof, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, insofar as such proxies are not limited to the contrary.

     Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

    The Company has authorized 18,000,000 shares of $2.50 Par Common Stock. As of February 29, 1996, 3,063,635 shares are held as Treasury Stock and 6,184,705 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 11, 1996 shall be the stockholders entitled to vote at the meeting. In election of directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.



Condensed Financial Review and Annual Report


    This proxy statement follows the Company's condensed Financial Review for the fiscal year 1995 previously mailed to stockholders in February, 1996. The regular Annual Report for 1995 is enclosed herewith.

Election of Directors


    It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company's Bylaws.


                                                               Shares of
                                                               Record and Bene-
                                               Served as a     ficially Owned
                               Principal       Director        as of
        Nominee                Occupation      since           February 29, 1996

The following schedule sets forth the names of the directors nominated by the Board of Directors for three year terms together with certain additional information:

W. E. Bixby, III           President, Old American ****          176,399
                           Insurance Company                       2,129(2)
                           Kansas City, Missouri                 165,035(3)
                                                                   1,886(5)

Webb R. Gilmore            Partner, Law            1990               20
                           Firm of                                   200(6)
                           Gilmore & Bell
                           Kansas City, Missouri

Nancy Bixby Hudson         Investor                ****         165,783
                           Lander, Wyoming

Daryl D. Jensen            Vice Chairman of        1978              24
                           the Board and President                6,968(2)
                           Sunset Life Insurance
                           Company of America
                           Olympia, Washington

C. John Malacarne          Vice President,
                           General Counsel
                           and Secretary            1991             10
                                                                  5,459(2)


The following schedule sets forth the names of the directors elected on April 21, 1994 for three year terms together with certain additional information:

J. R. Bixby                Chairman of the          1957      1,484,611(1)
                           Board


Robert Philip Bixby        Senior Vice President,   1985        175,989
                           Operations                             5,439(2)
                                                                165,035(3)
                                                                  8,232(4)

Richard L. Finn            Senior Vice President,   1983             12
                           Finance                                6,008(2)


Warren J. Hunzicker, M.D.  Retired, former          1989            150
                           Medical Director
                           Kansas City, Missouri


Larry Winn, Jr.            Retired, former          1985            166
                           Representative
                           U. S. Congress
                           Prairie Village, Kansas


                                                               Shares of
                                                               Record and Bene-
                                               Served as a     ficially Owned
                               Principal       Director        as of
                               Occupation      since           February 29, 1996

The following schedule sets forth the names of the directors elected April 20, 1995 for three year terms together with certain additional information:


W. E. Bixby                Vice Chairman of         1966      1,156,659
                           the Board and President               23,864(2)


David D. Dysart            Retired, former          1972          9,000
                           Executive Vice
                           President
                           Sunrise Beach, Missouri


Jack D. Hayes              Senior Vice President,   1995          1,000
                           Marketing                                227(2)


Francis P. Lemery          Senior Vice President    1985            708
                           and Actuary                            6,968(2)

Michael J. Ross            Chairman of the          1972            300
                           Board and President
                           Jefferson Bank & Trust
                           Company
                           St. Louis, Missouri


        (1) Includes 900 shares owned by the spouse of Mr. J. R. Bixby. Beneficial ownership of these shares is disclaimed.

        (2) Approximate beneficial interest in shares held by the Trustees of Kansas City Life Insurance Company Employee Benefit Plans. Participants may instruct the Trustees how to vote their shares.

        (3) Shares in the Walter E. Bixby Descendants Trust. W. E. Bixby, III and Robert Philip Bixby are two of three Trustees who share voting and investment power. Sale of these shares is restricted by the terms of the Trust.

        (4) Shares as to which Mr. Robert Philip Bixby is Custodian for minor nieces and nephews under the Missouri Uniform Gifts to Minors Law.

        (5) Shares as to which Mr. W. E. Bixby, III is Custodian for his minor nephew under the Missouri Uniform Gifts to Minors Law.

        (6) Shares in the Webb R. Gilmore Revocable Trust. Mr. Gilmore, as Trustee has voting and investment power.


Information Regarding Management and Directors

    The table below sets forth, for the three highest paid officers of the Company, and for each director whose aggregate direct remuneration exceeded $100,000: (1) the amount paid by the Company during 1995 as base salary; (2) all other direct remuneration paid during the year; (3) the employee benefits accrued during the year; and (4) the estimated annual retirement benefits for said named individuals, (the Base Salary, Estimated Retirement Benefits and other Employee Benefits shown for Daryl D. Jensen are an obligation of Sunset Life, a subsidiary, for his services as President):

                                           Benefits Accrued     Estimated Annual
                                          or Set Aside During   Benefits Upon
                                  Aggregate       Year            Retirement
              Principal           Direct      Retire-    Other  Retire- Other
              Occupation or       Remunera-   ment     Employee  ment  Employee
  Name        Employment          tion*       Plan     Benefits  Plan  Benefits


J. R. Bixby       Chairman of the   $184,000   **      $***   $ 202,242  ***
                  Board

W. E. Bixby       Vice Chairman of   577,752   **      39,678   292,950  ***
                  the Board and President

Robert Philip Bixby Senior Vice      214,618   **      16,926   129,444  ***
                    President,
                    Operations

Richard L. Finn   Senior Vice        260,852   **      19,338   139,878  ***
                  President,
                  Finance

Jack D. Hayes     Senior Vice        270,140   **      15,549    48,412  ***
                  President,
                  Marketing

Daryl D. Jensen   Vice Chairman of   222,702   **      17,619   135,156  ***
                  the Board and President
                  Sunset Life Insurance
                  Company of America,
                  a subsidiary

Francis P. Lemery Senior Vice        259,648   **      19,338   148,908   ***
                  President
                  and Actuary

C. John Malacarne Vice President,    213,284   **      16,188   123,792    ***
                  General Counsel
                  and Secretary



*The amount reported herein as aggregate direct remuneration includes bonuses, directors' fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The method of funding is an aggregate method and does not provide annual cost accruals for individual participants.

***None.

  The amount shown for Estimated Annual Benefits Upon Retirement for
J. R. Bixby are actual benefits.




        By order of the Board of Directors

     /s/  C. John Malacarne
        Vice President, General Counsel
        and Secretary





March 27, 1996